Wabtec 3rd Quarter 2020 Financial Results & Company Highlights October 29, 2020 Exhibit 99.2

Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2020 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and cash conversion rate. Wabtec defines EBITDA earnings before interest, taxes, depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

3Q 2020 highlights

- Revenues down 7% … global **Freight and Transit beginning to recover**
- **Key technology wins** … New York City Transit hybrid locomotives; first zero-to-zero order for Class 1 railroad
- **Executed cost actions and synergies** across the business … synergies on-track for net $150M for ’20
- Strong **Transit margin performance** … adj margin up 270 bps YoY in 3Q
- Further **strengthened financial position** … paid down ~$200M in debt
- **Strong cash generation** … improvements in working capital
- **Multi-year backlog** … providing visibility into 2021

3Q 2020	
$1.9B Sales	
11.1% GAAP	**15.7%** Adj.
Operating Margin	
$230M Cash from Operations	
93% Cash Conversion	
$0.67 GAAP	**$0.95** Adj.
EPS	

Continued execution in challenging and dynamic environment

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3Q 2020 financial summary Sales 2020 Operating Income 2020 EPS 2020 Adj 2019 Adj(3) 2020 Resilient business model driven by large installed base and aftermarket Adj. 2019 2020 Adj 2019 Adj(2) $1.9B $207M $0.67 $2.0B $333M $293M $1.10 $0.95 7% Adj Margin(1) 16.6% 15.7% 3Q 2019 GAAP margin was 8.4% and 3Q 2020 GAAP operating margin was 11.1%. 3Q 2019 GAAP operating income was $169.1 million. 3Q 2019 GAAP EPS was $0.48

3Q 2020 Freight segment performance Product Line YoY Equipment 35% Higher locomotive deliveries; stable mining sales Components (16%) Lower YoY freight car build offset somewhat by improving seq. aftermarket Services (19%) Favorable freight trends offset by high loco parkings; overhaul timing delayed Digital Electronics (13%) Strong demand for distributed power products; lower PTC sales Sales 2020 Operating Income 2020 Backlog 3Q20 2Q20 Adj. 2019 2020 Adj 2019 Adj(2) $1.2B $160M $1.3B $282M $234M(3) $18.0B $17.8B(4) 21.1% 18.9% 7% 1% 3rd quarter 2019 Freight segment margin was 11.7% and 3rd quarter 2020 Freight segment margin was 12.9%. 3rd quarter Freight segment operating income was $155.3 million. Freight segment income from operations was positively impacted by below market intangible amortization of $12 million. Freight segment income was adjusted by the following expenses: $9 million for restructuring and transaction and $65 million for amortization expenses. Foreign exchange rates negatively impacted backlog by $10 million. Adj Margin(1)

3Q 2020 Transit segment performance Product Line YoY OE (2%) Recovery from COVID disruption in OE projects Aftermarket (10%) Customer operations slowly resuming; Led by APAC and Europe, trailing in NA Sales 2020 Operating Income 2020 Backlog 3Q20 2Q20 2019 2020 Adj 2019 Adj(2) $0.6B $64M $0.7B $62M $75M(3) $3.4B $3.5B (4) 9.3% 12.0% 6% 3% 3rd quarter 2019 Transit segment margin was 7.9% and 3rd quarter 2020 Transit segment margin was 10.2%. 3rd quarter 2019 Transit segment operating income was $52.9 million. Transit Segment income from operations was adjusted by $6 million for restructuring expenses and $5 million for amortization expenses. Foreign exchange rates had a positive $94 million impact on segment backlog. Adj Margin(1)

3Q 2020 Financial position Cash from Operations 3Q 2020 3Q 2019 3Q 2019 $124M $4.2B Net Debt $230M Strengthening financial position to execute strategic plans 85% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 $3.8B $4.1B $3.9B $3.7B Decreased by ~$460M YoY

Market update

Freight

+ North Am. freight volumes recovering; international freight volumes improving
+ Equipment slowly coming out of storage … supports recovery in aftermarket
+ Strong modernization & international locomotive pipeline
– NA OE: Expected NA railcar build of <30K; lower NA locos; timing of international orders
↔ Stable mining end-markets; industrial end-markets steady at low levels

Transit

+ Ridership continues to improve off low levels; operational recovery continues at major transit systems
+ Continued infrastructure spending support for green initiatives
+ Diverse end-market exposure
– Some order timing delayed due to COVID uncertainty
– Strained operating budgets across sector

Wabtec well positioned for recovery

2020 Guidance

$7.5B to **$7.6B**
REVENUES

$2.35 to **$2.45**
GAAP EPS

$3.75 to **$3.85**
ADJUSTED EPS

>90%
CASH CONVERSION(1)

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus Depreciation & Amortization

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Summary Solid 3Q performance in a challenging environment; resilient & diverse portfolio … continued improvement in Transit Executing on cost actions and synergies across the business … reducing fixed costs Strong cash generation … continue to strengthen financial position Solid foundation for growth … focused on improving returns and increasing shareholder value

Appendix

Income statement Appendix A ( 1 of 2)

Income statement (cont.) Appendix A ( 2 of 2)

Balance sheet Appendix B

Cash flow Appendix C

EPS and non-GAAP Reconciliation Appendix D (1 of 3)

EPS and non-GAAP Reconciliation Appendix D (2 of 3)

EPS and non-GAAP Reconciliation Appendix D (3 of 3)

EBITDA reconciliation Appendix E

Sales by product line Appendix F

Segment reconciliation Appendix G